Scudder
Gold
Fund

Annual Report
June 30, 1998

Pure No-Load(TM) Funds


A mutual fund which seeks maximum return consistent with investing primarily in a portfolio of gold-related equity securities and gold.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER       (logo)

                                Scudder Gold Fund

--------------------------------------------------------------------------------
Date of Inception:  9/2/88   Total Net Assets as of      Ticker Symbol:  SCDGX
                            6/30/98: $132.1 million
--------------------------------------------------------------------------------

o The prices of gold and most gold stocks declined in response to uncertainty about possible future European Central Bank sales during the 12-month period ended June 30, 1998.

o Scudder Gold Fund's total return during its most recent fiscal year ended June 30 was -35.45%. This return is in keeping with the -35.01% return of the Fund's peers as compiled by Lipper Analytical Services, Inc.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE BAR CHART TITLE:

Total Returns for Gold and Gold Funds
Periods ended June 30, 1998

BAR CHART DATA:

-----------------------------------------------------------------------------
                                               Six months       Twelve months
-----------------------------------------------------------------------------
Gold bullion,London p.m. fix                       2.10%            -11.43%

Platinum, free market price                       -0.66             -15.25

Toronto Stock Exchange Gold Index                 -4.71             -26.82

Johannesburg (South Africa)
     Stock Exchange Gold Index                     8.81              -9.60

Lipper Average for Gold-Oriented Funds            -8.98             -35.01

Scudder Gold Fund                                 -9.65             -35.45
-----------------------------------------------------------------------------



                                Table of Contents

   3  Letter from the Fund's President    18  Financial Highlights
   4  Performance Update                  19  Notes to Financial Statements
   5  Portfolio Summary                   23  Report of Independent Accountants
   6  Portfolio Management Discussion     24  Officers and Directors
   9  Investment Portfolio                25  Investment Products and Services
  15  Financial Statements                26  Scudder Solutions



                             2 - Scudder Gold Fund

                        Letter from the Fund's President

Dear Shareholders,

     Gold and gold stocks delivered sub-par performance for the 12 months ended June 30, 1998, as uncertainty over future European Central Bank gold sales continued to unsettle market participants. The extraordinary events surrounding European monetary union and the large central bank gold sales that began in 1997 have, for the time being, disrupted gold's typical supply and demand relationship. Scudder Gold Fund's return over its most recent fiscal year ended June 30, 1998, was -35.45% while gold bullion and gold stocks (as measured by Lipper Analytical Services, Inc.) declined -11.43% and -35.01%, respectively. For more information about Scudder Gold Fund's market environment, strategy, and outlook, please read the Portfolio Management Discussion beginning on page 6.

     For those of you interested in our newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds are among the first international funds in the industry to pursue long-term growth of capital in both the growth and value styles of investing. Please see page 25 for more information on Scudder products and services.

     If you have any questions regarding Scudder Gold Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Gold Fund


                             3 - Scudder Gold Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                             Total Return
Period           Growth     --------------
Ended              of                Average
6/30/98         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GOLD FUND
--------------------------------------------
1 Year         $  6,455     -35.45%  -35.45%
5 Year         $  8,314     -16.86%   -3.63%
Life of Fund*  $  8,472     -15.28%   -1.67%

--------------------------------------------
S & P  INDEX
--------------------------------------------
1 Year         $ 13,017      30.17%   30.17%
5 Year         $ 28,243     182.43%   23.06%
Life of Fund*  $ 54,704     447.04%   19.03%
--------------------------------------------
*The Fund commenced operations on September 2, 1988.
 Index comparisons begin September 30, 1998.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER GOLD FUND
Year            Amount
----------------------
9/88*          $10,000
'89            $ 9,256
'90            $ 9,005
'91            $ 8,705
'92            $ 8,106
'93            $10,699
'94            $11,378
'95            $12,231
'96            $16,746
'97            $13,779
'98            $ 8,895

S & P 500 INDEX
Year            Amount
----------------------
9/88*          $10,000
'89            $12,012
'90            $13,994
'91            $15,026
'92            $17,044
'93            $19,369
'94            $19,642
'95            $24,760
'96            $31,196
'97            $42,026
'98            $54,704

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                        1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     ----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 10.58  $ 10.21  $  9.87  $  9.19  $ 12.13  $ 12.64  $ 12.86  $ 15.34  $ 10.49  $  6.65
INCOME DIVIDENDS..   $    --  $   .01  $    --  $    --  $    --  $   .24  $   .25  $  1.08  $  2.39  $   .14
CAPITAL GAINS
& OTHER
DISTRIBUTIONS.....   $    --  $   .09  $    --  $    --  $    --  $    --  $   .47  $   .63  $   .26  $    --
FUND TOTAL
RETURN (%)........    -11.83    -2.71    -3.33    -6.89    31.99     6.35     7.50    36.91   -17.72   -35.45
INDEX TOTAL
RETURN (%)........     20.11    16.45     7.37    13.39    13.61     1.40    26.07    26.00    34.72    30.17

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual and cumulative total returns for the life of Fund period would have been lower.



                             4 - Scudder Gold Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
As a percentage of net assets

Equity Holdings                    82%
Cash Equivalents, net              17%
Precious Metals                     1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During a difficult period for gold
and gold stocks, the Fund held a
significant cash position and sold
gold bullion into rallies.

--------------------------------------------------------------------------
QUALITY DISTRIBUTION
--------------------------------------------------------------------------
Tier breakdown of the Fund's common stocks

Tier I
Premier gold producing companies    46%
Tier II
Major established gold producers    17%
Tier III
Junior gold producers with
medium cost production              13%
Tier IV
Companies with some gold
production on stream or in startup   5%
Tier V
Primarily exploration companies
with or without mineral reserves    19%
---------------------------------------
                                   100%
---------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund emphasized Tier 1
stocks for liquidity purposes and
reduced exposure to Tier V
exploration stocks over its most
recent fiscal year.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(41% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   FREEPORT MCMORAN COPPER & GOLD, INC.
     Mining company
2.   STILLWATER MINING CO.
     Exploring U.S. palladium and platinum producing
3.   NEWMONT MINING CORP.
     International gold exploration and mining company
4.   HOMESTAKE MINING CO.
     Major international gold producer
5.   ASHANTI GOLDFIELDS CO., LTD.
     Leading gold producer
6.   BARRICK GOLD CORP.
     Gold exploration and production in North and South America
7.   ANGLO AMERICAN PLATINUM CORP.
     World's largest pure platinum producer
8.   EURO-NEVADA MINING LTD.
     Large gold royalty company
9.   BATTLE MOUNTAIN CANADA
     Exploration and production development company in North and South America, Australia and Indonesia
10.  SUTTON RESOURCES LTD.
     Mineral exploration and development company in Tanzania and Guyana


Scudder Gold Fund made a
partial shift into platinum and
palladium stocks -- including
Anglo American Platinum
Corp., the Fund's seventh
largest holding -- during the
period based on positive
fundamentals.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                             5 - Scudder Gold Fund

                         Portfolio Management Discussion

For an overview of the investment environment, strategy, and outlook for Scudder Gold Fund, we are pleased to once again present an interview with Scudder Gold Fund's lead portfolio manager Clay Hoes.


Q: How did Scudder Gold Fund perform over the past 12 months?

The difficulties for gold and gold stocks have continued. Scudder Gold Fund's total return for the 12 months ended June 30, 1998, was -35.45%, compared with the Lipper Gold Fund Index's return of -35.01% and gold bullion's decline of -11.43%.

Q: Over recent months, gold seems to have been locked in a trading range.

Yes, it's been in a trading range between $285 and $315 for the past six months. When it's going to break out of this is uncertain. Gold was priced at $297 at the close of the period. Within this range, you buy at $285 and you sell at $315.

Q: To what extent does low global inflation play a part in gold's current pricing?

Because there's limited global inflation, many people don't feel the need to hold gold. But for those around the world who are concerned about currency volatility, holding gold can be beneficial because gold is denominated in dollars. If you've bought a security in yen and the yen declines your gold dollars will go up. Of course, holders of Treasury securities can obtain a similar benefit, with interest added.

Q: Is gold still a viable investment?

What I think needs to be explained is that gold isn't dead. When we have an inflationary environment again, gold will resurface. Recent economic statistics have shown that inflation has been occurring from a wage point of view versus goods. A lot of goods are not inflationary at the moment, but wages are inflationary. And I still subscribe to the 5% theory: If you're going to have 100% invested in the market via bonds and equities, you should have 5% of that total in gold or gold stocks.

Q: Have gold stocks continued to track gold?

Yes. Because gold has traded down, gold-related equities have traded down. The movement in gold-related products has been greater than in gold itself.

Q: What effect have the actions of the European Central Bank (ECB) had on gold?

When Wim Duisenberg, the head of the ECB, came out recently with an unofficial comment (still to be voted on and ratified by the ECB's board of directors) that the ECB would hold between 10% and 15% of their reserves in the form of gold, the market reacted somewhat negatively because the consensus expectation was that the bank would hold about 20% of its reserves in gold. This was a bit of a disappointment, but not overly so, because a lot of that news had already been built into gold's price.

More important, though, is what mechanism the ECB sets up to dispose of a portion of its existing gold reserves. If the ECB holds 10%-15% of reserves in gold, that adds up to between $5 and $7.5 billion in value, or 17 million ounces. Presently, gold reserves held by the 11 ECB countries number about 366 million ounces. So 17 million ounces is a drop in the bucket. Each country will contribute a formula-based number of ounces to the ECB, with the remainder to be


                             6 - Scudder Gold Fund
held at each individual country's central bank. It's theirs, so at present they can do with it what they want. In the near future it will be up to the ECB to tell them how they can dispose of it. If the ECB is smart, they're going to make it very difficult for countries to sell their additional reserves. If the individual countries draw down their gold reserves, it will create a perception that the Euro (which is partially backed by gold) is less stable and hence less desirable to hold. So I believe they're going to want to have a fairly rigorous system of disposal that the ECB can control.

I believe the gold market has been focusing on the relatively small percentage of reserves to be held at the ECB. But, again, I don't believe the reserves held by the individual countries will actually be available for sale because of the harm that would cause the Euro. Hence, we think that the markets oversold on Duisenberg's comments, and that gold should trade higher off the current range once everyone has figured this out.

Q: Have there been other significant factors affecting supply over the past six months?

High cost mines have continued to close, though at a slower rate than before. Gold mining companies are steadily driving down costs by freezing wages, cutting personnel, and making capital investments to improve productivity. In addition, a number of companies have bought back their forward sales, which is a favorable development because it creates a support level for gold prices. We also haven't seen as many large hedge funds taking short positions in gold as we did in 1997. Most of the negative news on gold seems to be built into its price already.

Q: What about demand? Has fabrication demand had any positive effect?

Fabrication demand for gold jewelry has been increasing as the price has been falling. Without the central bank sales, demand would have outstripped supply.

Q: What has the Fund's strategy been in light of the difficult supply situation?

We've made some geographic shifts and some commodity changes. The Fund purchased more South African stocks on the weak rand, and Australian stocks on the weak Aussie dollar during the period. We also made a partial shift into platinum and palladium, with a smaller shift into silver based on positive fundamentals.

In terms of allocation, as mentioned six months ago, we have moved primarily into Tier I (premier gold producing companies) stocks for liquidity purposes and substantially reduced Tier V exploration names. We're beginning to look more at the exploration names though, because if the projects are worthwhile, now is the time to get in, when everybody is flat on their back.

Q: Were there positive stories amid the bad news?

The Fund realized substantial gains from the sale of Crystallex of Venezuela. Australian gold stocks such as Delta Gold and Acacia have also performed well. Another bright spot for the Fund in Australia was Niugini Mining, which has a brand new mine now producing gold at a rate of 750,000 ounces annually. The Fund took a position in this property early on. The mine was brought on below budget,

                             7 - Scudder Gold Fund
ahead of schedule, and at a greater capacity than anticipated -- the most amazing start-up that I've ever witnessed.

Q: What is your outlook for gold?

The sentiment on gold over the past twelve months has been as negative as it probably ever has been. I think most of the negativity is behind us. Gold should continue to trade in its current range over the next several months as we await the definitive ECB reserve formula. If the market perceives the formula as "weak" -- not adequately protecting European reserves -- then we could see one last sell-off. But the market could pick up significantly once investors believe gold has reached its bottom. Other positive factors for gold would be any weakness in the U.S. dollar or any faltering by the U.S. stock market. In the meantime, Scudder Gold Fund will continue to look to diversify and to search for long-term capital appreciation opportunities in advance of a turnaround in gold prices.


                               Scudder Gold Fund:
                          A Team Approach to Investing

  Scudder Gold Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Clay L. Hoes assumed responsibility for the Fund's day-to-day management in 1997. Mr. Hoes, who joined the Adviser in 1996, has been involved in the investment industry since 1987 and has worked as a portfolio manager since 1996. William J. Wallace, Portfolio Manager, has been a member of Scudder Gold Fund's team since 1991 and also serves as a Portfolio Manager for Scudder Value Fund. Mr. Wallace, who has over 17 years of investment experience, contributes expertise in quantitative analysis.


                             8 - Scudder Gold Fund

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal            Market
                                                                                                Amount**            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $5,130,819 on 7/1/1998, collateralized by a $4,996,000                                    -------------
  U.S. Treasury Note, 7.5%, 10/31/1999 (Cost $5,130,000) ................................      5,130,000             5,130,000
                                                                                                                 -------------
Short-Term Investments 5.4%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 7/1/1998 .........................................      7,000,000             7,000,000
United States Treasury Bill, 7/30/1998 (f) ..............................................         60,000                59,775
United States Treasury Bill, 8/6/1998 (f) ...............................................        100,000                99,516
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Bonds (Cost $7,159,260)                                                                             7,159,291
------------------------------------------------------------------------------------------------------------------------------

Convertible Bonds 1.4%
------------------------------------------------------------------------------------------------------------------------------
Chile 0.7%
Dayton Mining Corp., 7%, 4/1/2002 .......................................................      1,500,000               952,500
                                                                                                                 -------------
Canada 0.7%
Kinross Gold, 5.5%, 12/05/2006 .......................................................... CAD  1,500,000               830,757
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,601,119)                                                                            1,783,257
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 80.5%
------------------------------------------------------------------------------------------------------------------------------
Australia 6.9%
Acacia Resources, Ltd.* (Australian based Gold and mineral exploration and
  production company) ...................................................................      2,000,000             2,135,381
Delta Gold NL* (Australian-based gold exploration and production company
  primarily in Australia with important platinum property in Zimbabwe) ..................      1,400,000             1,720,720
Minorco Resources Corp., Ltd. (Exploration, mining and processing of metal and
  industrial materials) .................................................................         87,100             1,019,349
Newcrest Mining, Ltd.* (Australian-based gold production and global exploration
  company) ..............................................................................        600,000               737,451
Normandy Mining* (Largest Australian gold production and global exploration
  company) ..............................................................................      3,000,000             2,458,171
Resolute, Ltd. (Australian-based exploration and production of gold and other
  minerals) .............................................................................        600,000               365,001
Ross Mining NL (Australian-based exploration and production company in Soloman
  Islands) ..............................................................................        500,000               238,989
Sons of Gwalia, Ltd. (Gold exploration and mining) ......................................        200,000               496,600
                                                                                                                 -------------
                                                                                                                     9,171,662
                                                                                                                 -------------
Bolivia 0.3%
Corriente Resources, Inc.* (Exploration and development company) ........................        303,000               195,610
Jordex Resources, Inc.* (Operator of two mines producing zinc, lead and silver) .........        500,000               166,491
                                                                                                                 -------------
                                                                                                                       362,101
                                                                                                                 -------------

    The accompanying notes are an integral part of the consolidated financial statements.


                              9 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Brazil 0.9%
Black Swan Gold Mines, Ltd.* (Gold development projects) ................................        300,000                44,851
Black Swan Gold Mines, Ltd. Warrants* (expire 8/27/1998) (c) ............................        100,000                     0
Boliden, Ltd.* (Mining and processing of zinc, copper and gold) .........................        200,000             1,087,289
Ourominas Minerals, Inc.* (Exploration company) .........................................        400,000                14,950
Ourominas Minerals, Inc., Purchase Warrants* (expire 2/14/1999) (c) .....................        250,000                     0
                                                                                                                 -------------
                                                                                                                     1,147,090
                                                                                                                 -------------
Canada 5.7%
Aber Resources* (Diamond exploration and development in the Northwest
  Territories of Canada) ................................................................         40,000               353,369
Agnico-Eagle Mines, Ltd. (Silver and gold mining) .......................................         30,000               166,151
Cross Lake Minerals* (Mineral exploration and development) ..............................        100,000                48,928
Dia Met Minerals, Ltd. Class A* (Diamond and gold exploration and development
  in the Northwest Territories of Canada and other parts of the world) ..................         21,200               316,224
Euro-Nevada Mining, Ltd. (Large gold royalty company) ...................................        250,000             3,406,272
Emgold Mining Corp., Purchase Warrants* (expire 11/14/1998) (c) .........................        100,000                     0
Golden Knight Resources, Inc.* (Junior gold producer, with interest in Ghana) (e) .......        800,000               451,225
Kinross Gold Corp.* (International gold mining company) .................................        350,000             1,177,330
Redfern Resources, Ltd.* (Exploration company in British Columbia) ......................        250,000               190,276
Repadre Capital Corp.* (Junior gold royalty company) ....................................        502,700             1,417,692
                                                                                                                 -------------
                                                                                                                     7,527,467
                                                                                                                 -------------
Chile 0.1%
Dayton Mining Corp.* (Junior company developing Chilean gold deposits) ..................        200,000               129,116
                                                                                                                 -------------
China 0.0%
Zen International Resources, Ltd.* (Exploration company) ................................        220,000                44,851
                                                                                                                 -------------
Congo 0.3%
Banro Resources Corp., Warrants* (expire 10/24/1998) (c) ................................        150,000               399,579
                                                                                                                 -------------
Ecuador 0.3%
Ecuadorian Minerals Corp.* (Exploration company) ........................................        700,000               356,767
                                                                                                                 -------------
French Guiana 0.2%
Guyanor Resources S.A. "B"* (Company holding interests in mineral properties) ...........        140,000               171,248
International Roraima Gold Corp.* (Gold and mineral exploration and mining in
  South America and Africa) (e) .........................................................        825,000                67,276
International Roraima Gold Corp., Purchased Warrants* (expire 10/22/1998) (c) ...........        412,500                 2,803
                                                                                                                 -------------
                                                                                                                       241,327
                                                                                                                 -------------
Ghana 6.3%
Ashanti Goldfields Co., Ltd. (GDR) (Leading gold producer) ..............................        553,027             4,493,344
Ashanti Goldfields Co., Ltd.* (Preference shares) (c) ...................................        154,701               309,402

    The accompanying notes are an integral part of the consolidated financial statements.


                             10 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Golden Star Resources, Ltd.* (Junior exploration company) ...............................         16,000                33,162
Pioneer Group Inc. (Fund management company owning major gold producer) .................         70,000             1,841,875
Ranger Minerals NL* (Gold producer and exploration company) .............................        700,000             1,559,945
Tanganyika Gold NL* (Gold exploration company) ..........................................        937,500                81,473
                                                                                                                 -------------
                                                                                                                     8,319,201
                                                                                                                 -------------
Indonesia 6.5%
Augusta Gold Corp.* (Gold exploration company) ..........................................        200,000                17,668
Augusta Gold Corp., Inc. Warrants (expire 8/16/1998)* (c) ...............................        300,000                     0
Freeport McMoRan Copper & Gold, Inc. "A" (Large gold and copper producer) ...............        560,000             7,980,000
Freeport McMoran Copper & Gold, Inc. "B" ................................................         40,000               607,500
                                                                                                                 -------------
                                                                                                                     8,605,168
                                                                                                                 -------------
Kazakhstan 0.1%
Kazakhstan Minerals Corp.* (Mining company mining for copper, gold and other
  minerals) .............................................................................         75,000                21,750
Steppe Gold Resources, Ltd.* (Exploration company) ......................................        700,000               111,787
                                                                                                                 -------------
                                                                                                                       133,537
                                                                                                                 -------------
Mexico 0.0%
Northern Crown Mines, Ltd.* (Junior gold and silver exploration company) ................        150,000                13,251
Minefinders Corp., Ltd.* (Precious metals exploration and development) ..................         70,000                81,818
                                                                                                                 -------------
                                                                                                                        95,069
                                                                                                                 -------------
Namibia 0.5%
Namibian Minerals Corp.* (Diamond exploration and development company, offshore
  Namibia) ..............................................................................        300,000               682,953
                                                                                                                 -------------
Niger 1.6%
Etruscan Resources Company* (Junior exploration company) ................................        800,000             2,136,523
                                                                                                                 -------------
Peru 1.5%
Gitennes Exploration Inc. (Exploration company in Peru) .................................        146,000                90,286
Gitennes Exploration Inc., Purchase Warrants* (expire 10/2/1998) (c) ....................         73,000                     0
Minas Buenaventura (ADR) (Mining company in South America) ..............................        125,000             1,640,609
Southwestern Gold Corp.* (Multiple gold and gold/copper exploration properties) .........        100,000               231,049
                                                                                                                 -------------
                                                                                                                     1,961,944
                                                                                                                 -------------
Philippines 0.1%
Climax Mining, Ltd.* (Gold exploration company in Australia and the Philippine
  Islands) ..............................................................................        800,000               136,565
                                                                                                                 -------------
Sarawak 0.2%
Menzies Gold NL* (Junior exploration company) ...........................................      2,500,000               294,856
                                                                                                                 -------------
South Africa 6.9%
Anglo American Platinum Corp. (World's largest pure platinum producer) ..................        349,902             3,805,848

    The accompanying notes are an integral part of the consolidated financial statements.


                             11 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Anglogold Limited (ADR) (Exploration and mining of gold) ................................         53,000             1,073,250
Driefontein Consolidated Ltd. (ADR) (Gold mining and company in South Africa) ...........        200,000             1,025,000
Gold Fields Ltd.* (Gold exploration and mining on the African continent) ................        150,000               632,378
Harmony Gold Mining Co., Ltd.* (Gold mining company in South Africa) ....................        200,000               826,307
Impala Platinum Holdings Ltd. (Platinum, nickel and copper mining) ......................        200,000             1,703,204
                                                                                                                 -------------
                                                                                                                     9,065,987
                                                                                                                 -------------
Spain 1.2%
Rio Narcea Gold Mines Inc.* (Junior exploration company in Northern Spain) ..............        700,000             1,550,746
                                                                                                                 -------------
Tanzania 0.3%
Pangea Goldfields Inc.* (Junior exploration company) ....................................        400,000               391,424
                                                                                                                 -------------
United States 9.7%
Crown Resources Corp.* (Gold, silver, and mineral exploration company) ..................        274,000             1,198,750
Getchell Gold Corp.* (Expanding gold mining project in Nevada) ..........................         75,000             1,153,125
Lazare Kaplan International* (Diamond cutter and wholesaler) ............................         30,000               316,875
Piedmont Mining Co.* (Gold and mining development company in the Carolinas) (e) .........        914,000               100,540
Piedmont Mining Co.* (c) (d) ............................................................        700,000                69,300
Romarco Minerals, Inc.* (Junior exploration company with mineral resource
  properties in Nevada) .................................................................        250,000               322,789
Stillwater Mining Co.* (Exploring U.S. palladium and platinum producing) ................        300,000             8,137,500
Viceroy Resources Corp. (Gold producer in California) ...................................        500,000               781,489
X-Cal Resources* (Junior exploration company in Nevada) (d) .............................        714,286               242,698
X-Cal Resources Units (expire 3/15/1999)* (c) (d) .......................................        500,000               159,696
X-Cal Resources* (d) ....................................................................      1,000,000               339,778
                                                                                                                 -------------
                                                                                                                    12,822,540
                                                                                                                 -------------
Venezuela 0.3%
El Callao Mining Corp.* (Gold exploration and development company) ......................      1,000,000               271,822
Tombstone Exploration Co., Ltd.* (Junior exploration company in Venezuela and
  Honduras) .............................................................................        750,000               122,320
                                                                                                                 -------------
                                                                                                                       394,142
                                                                                                                 -------------
West Africa 5.9%
Birim Goldfields Inc.* (Junior exploration company in Ghana) ............................        150,000                49,947
Birim Goldfields Inc., Purchase Warrants* (expire 5/5/1999) (c) .........................         75,000                   510
High River Gold Mines Ltd.* (Gold exploration and development) ..........................      1,050,000               820,563
IAMGOLD* (Development and funding of precious metal money in South America and
  West Africa) ..........................................................................        450,000             1,146,750
Leo Shield Exploration NL* (Gold exploration) ...........................................      1,488,794                97,038
Novagold Resources Inc. (Exploration and development of mineral properties) .............        250,000               118,922

    The accompanying notes are an integral part of the consolidated financial statements.


                             12 - Scudder Gold Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nevsun Resources Ltd.* (Holder of interests in gold prospects, junior
  exploration company in Ghana and Mali) ................................................        345,000               445,449
Oliver Gold Corp.* (Exploration and development company with interests in gold
  and gold-copper prospects in British Columbia) ........................................        100,000                14,271
Samax Gold Inc.* (Gold exploration in Ghana and Tanzania) ...............................        599,000             2,177,738
Sutton Resources, Ltd.* (Mineral exploration and development company in Tanzania
  and Guyana) ...........................................................................        500,000             2,837,145
                                                                                                                 -------------
                                                                                                                     7,708,333
                                                                                                                 -------------
International 24.7%
Barrick Gold Corp.* (Gold exploration and production in North and South America) ........        200,000             3,837,500
Battle Mountain Canada (Exploration and production development company in North
  and South America, Australia and Indonesia) ...........................................        496,000             2,898,712
Battle Mountain Gold Co. (Gold, silver and copper mining and processing in North
  and South America, South Pacific, and Australia) ......................................        350,000             2,078,125
DeBeers Consolidated Mines, Ltd. (ADR) (World's leading producer and marketer of
  diamonds) .............................................................................        100,000             1,750,000
DeBeers Consolidated Mines, Ltd. (Centenary Linked Shares) ..............................         80,000             1,405,734
First Quantum Minerals, Ltd.* (Diversified mining company) ..............................        350,700               536,220
Greenstone Resources, Ltd.* (Gold exploration and development in Central America) .......        250,000               942,883
Homestake Mining Co. (Major international gold producer) ................................        500,000             5,187,500
Indochina Goldfields Ltd.* (Gold and copper exploration and development in
  Southeast Asia) .......................................................................        100,000               105,331
Lihir Gold, Ltd.* (Gold exploration and development on Lihir Island in the New
  Ireland Province of Papua New Guinea) .................................................      1,000,000             1,235,293
Meridian Gold Inc.* (Exploration and development company) ...............................        450,000               932,690
Minorca Resources Ltd.* (Owner of varied mineral property claims) .......................        300,000               122,320
Minorca Resources Ltd., Purchase Warrants* (expire 3/13/1999) (c) .......................         25,000                     0
Newmont Mining Corp. (International gold exploration and mining company) ................        250,000             5,906,250
Niugini Mining Ltd.* (Gold exploration and mining in Queensland, Papua New
  Guinea, Chile and Thailand) ...........................................................      1,200,000             1,787,761
Orvana Minerals Corp.* (Junior international exploration and development company) .......        250,000               203,867
Placer Dome Inc. (International gold, silver and copper mining) .........................        200,000             2,324,080
Queenstake Resources, Ltd.* (Junior international exploration company) ..................        200,000                42,132
Solitario Resources Corp.* (Precious and base metals exploration company
  primarily in Argentina and Peru) ......................................................        700,000               951,394
Trans Hex International, Ltd.* (Explores, develops and mines diamonds and
  precious metals in Canada and emerging markets) .......................................        350,000                80,867
Vengold Inc.* (Gold exploration and development company with interests in Papua
  New Guinea, Venezuela and Indonesia) ..................................................        350,000               354,388
                                                                                                                 -------------
                                                                                                                    32,683,047
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $130,785,095)                                                                            106,361,995
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the consolidated financial statements.


                             13 - Scudder Gold Fund

                                                                                               % of                  Market
                                                                                            Net Assets              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $145,675,474) (a) ......................................      91.2                120,434,543
Scudder Precious Metals, Inc.:
  Platinum* (Cost $725,483) (b) .........................................................       0.5                    696,727
Other assets and liabilities ............................................................       8.3                 11,000,275
                                                                                             ------              -------------
Net Assets ..............................................................................     100.0                132,131,545
                                                                                             ======              =============

    * Non-income producing security or commodity.

   ** Principal amount is stated in U.S. dollars unless otherwise specified.

  (a) The cost for federal income tax purposes was $163,848,403. At June 30, 1998, net unrealized depreciation for all investment securities based on tax cost was $43,413,860. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over tax cost of $8,185,169 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $51,599,029.

  (b) The cost of Platinum for federal income tax purposes was $725,483. At June 30, 1998, gross and net unrealized depreciation based on tax cost was $28,756.

  (c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $941,290 (.71% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $1,862,798. These securities may also have certain restrictions as to resale.

  (d) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at June 30, 1998, amounted to $811,472 which represents .61% of net assets. Information concerning such restricted securities at June 30, 1998 is as follows:

      Security                              Shares          Acquisition Date       Cost ($)
      --------                       --------------------  ------------------  -----------------
      Piedmont Mining Co.                   700,000            12/20/96             280,000
      X-Cal Resources                     1,000,000            12/18/96             731,663
      X-Cal Resources                       714,286             6/18/97             360,529
      X-Cal Resources                       500,000             3/19/98             193,969

  (e) Affiliated issuers (See Notes to Consolidated Financial Statements).

  (f) At June 30, 1998, these securities have been pledged to cover initial margin requirements for open futures contracts. At June 30, 1998, open futures contracts purchased long were as follows:

                                                                        Aggregate
                      Futures            Expiration      Contracts    Face Value ($)  Market Value ($)
                      -------            ----------      ---------    --------------  ----------------
                      Silver 5,000 oz.   July 31, 1998      55           1,497,258        1,514,423
                                                                       -----------      -----------
                      Total unrealized appreciation on open futures contracts
                        purchased long ...............................................       17,165
                                                                                        ===========

 Currency Abbreviations
 ----------------------------------------------------------------------
 CAD        Canadian Dollars

    The accompanying notes are an integral part of the consolidated financial statements.


                             14 - Scudder Gold Fund

                              Financial Statements

                Consolidated Statement of Assets and Liabilities
                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                   Unaffiliated issuers (identified cost $142,049,417) ................     $ 119,815,502
                   Affiliated issuers (identified cost $3,626,057) ....................           619,041
                                                                                           ----------------
                 Total investments, at market (idenitified cost $145,675,474) .........       120,434,543
                 Platinum, at market 1,950 oz. (identified cost $725,483) .............           696,727
                 Cash .................................................................             1,040
                 Foreign currency holdings, at market (identified cost $14,679) .......            14,678
                 Receivable for Fund shares sold ......................................        11,240,058
                 Dividends and interest receivable ....................................           132,340
                 Receivable for daily variation margin on open futures contracts ......            55,550
                 Other assets .........................................................             4,568
                                                                                           ----------------
                 Total assets .........................................................       132,579,504
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................            36,507
                 Payable for Fund shares sold .........................................           160,106
                 Accrued management fee ...............................................           104,340
                 Other payables and accrued expenses ..................................           147,006
                                                                                           ----------------
                 Total liabilities ....................................................           447,959
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 132,131,545
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........        (7,582,297)
                 Net unrealized appreciation (depreciation) on:
                   Investment securities ..............................................       (25,240,931)
                   Platinum ...........................................................           (28,756)
                   Futures ............................................................            17,165
                   Foreign currency related transactions ..............................            (7,976)
                 Accumulated net realized gain (loss) .................................       (62,364,808)
                 Paid-in capital ......................................................       227,339,148
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 132,131,545
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($132,131,545 / 19,861,886 shares of capital stock
                   outstanding, $.01 par value, 100,000,000 shares of capital              ----------------
                   stock authorized) ..................................................             $6.65
                                                                                           ----------------

    The accompanying notes are an integral part of the consolidated financial statements.


                             15 - Scudder Gold Fund

                      Consolidated Statement of Operations
                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $48,139) .................     $   1,027,084
                 Interest (net of foreign taxes withheld of $1,829) ...................         1,708,512
                                                                                           ----------------
                                                                                                2,735,596
                 Expenses:
                 Management fee .......................................................         1,471,427
                 Services to shareholders .............................................           636,904
                 Custodian and accounting fees ........................................           177,735
                 Directors' fees and expenses .........................................            47,652
                 Auditing .............................................................            75,344
                 Reports to shareholders ..............................................            82,166
                 Registration fees ....................................................            64,049
                 Legal ................................................................            96,191
                 Other ................................................................            19,344
                                                                                           ----------------
                                                                                                2,670,812
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                      64,784
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments - Unaffiliated issuers ...................................       (45,510,841)
                 Investments - Affiliated issuers .....................................        (3,586,595)
                 Gold .................................................................        (1,252,102)
                 Futures ..............................................................          (339,950)
                 Foreign currency related transactions ................................           (41,992)
                                                                                           ----------------
                                                                                              (50,731,480)
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investment securities ................................................       (13,589,462)
                 Gold .................................................................           801,154
                 Platinum .............................................................          (141,880)
                 Futures ..............................................................            17,165
                 Foreign currency related transactions ................................             1,369
                                                                                           ----------------
                                                                                              (12,911,654)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   (63,643,134)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (63,578,350)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the consolidated financial statements.


                             16 - Scudder Gold Fund

                Consolidated Statements of Changes in Net Assets

                                                                                        Years Ended June 30,
Increase (Decrease) in Net Assets                                                    1998                1997
--------------------------------------------------------------------------------------------------------------------
                 Net investment income (loss) ...............................   $      64,784       $  (1,213,425)
                 Net realized gain (loss) from investment transactions ......     (50,731,480)          8,272,276
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...............     (12,911,654)        (46,971,575)
                                                                               ----------------    ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..............................................     (63,578,350)        (39,912,724)
                                                                               ----------------    ----------------
                 Distributions to shareholders:
                 In excess of net investment income .........................      (2,264,120)        (32,213,271)
                                                                               ----------------    ----------------
                 From net realized gains from investment transactions .......              --          (3,509,513)
                                                                               ----------------    ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................     749,811,359         449,808,600
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...........................       2,054,132          32,732,697
                 Cost of shares redeemed ....................................    (717,824,287)       (415,853,422)
                                                                               ----------------    ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ............................................      34,041,204          66,687,875
                                                                               ----------------    ----------------
                 Increase (decrease) in net assets ..........................     (31,801,266)         (8,947,633)
                 Net assets at beginning of period ..........................     163,932,811         172,880,444
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income           ----------------    ----------------
                    of $7,582,297 and $13,939,198, respectively) ............   $ 132,131,545       $ 163,932,811
                                                                               ----------------    ----------------

Other Information
--------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................      15,622,172          11,273,441
                                                                               ----------------    ----------------
                 Shares sold ................................................      92,092,490          34,365,516
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................         282,938           2,401,703
                 Shares redeemed ............................................     (88,135,714)        (32,418,488)
                                                                               ----------------    ----------------
                 Net increase in Fund shares ................................       4,239,714           4,348,731
                                                                               ----------------    ----------------
                 Shares outstanding at end of period ........................      19,861,886          15,622,172
                                                                               ----------------    ----------------

    The accompanying notes are an integral part of the consolidated financial statements.


                             17 - Scudder Gold Fund

                        Consolidated Financial Highlights

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  Years Ended June 30,
                                                                  1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
                                                               --------------------------------------------------------
Net asset value, beginning of period ......................     $ 10.49    $ 15.34    $ 12.86    $ 12.64    $ 12.13
                                                               --------------------------------------------------------
Income from investment operations:
Net investment income (loss) ..............................         .00       (.08)      (.09)      (.08)      (.10)
Net realized and unrealized gain (loss) on investment
  transactions ............................................       (3.70)     (2.12)      4.28       1.02        .85
                                                               --------------------------------------------------------
Total from investment operations ..........................       (3.70)     (2.20)      4.19        .94        .75
                                                               --------------------------------------------------------
Less distributions:
In excess of net investment income ........................        (.14)     (2.39)     (1.08)      (.25)      (.24)
From net realized gains on investment transactions ........          --       (.26)      (.63)      (.47)        --
                                                               --------------------------------------------------------
Total distributions .......................................        (.14)     (2.65)     (1.71)      (.72)      (.24)
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
Net asset value, end of period ............................     $  6.65    $ 10.49    $ 15.34    $ 12.86    $ 12.64
                                                               --------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Return (%) ..........................................      -35.45     -17.72      36.91       7.50       6.35
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................         132        164        173        126        130
Ratio of operating expenses to average daily net
  assets (%) ..............................................        1.82       1.60       1.50       1.65       1.69
Ratio of net investment income (loss) to average
  daily net assets (%) ....................................         .04       (.62)      (.61)      (.69)      (.81)
Portfolio turnover rate (%) ...............................        68.3       38.9       29.7       42.0       50.8

(a) Based on monthly average shares outstanding during the period.


                             18 - Scudder Gold Fund

                   Notes to Consolidated Financial Statements

                       A. Significant Accounting Policies

Scudder Gold Fund (the "Fund") is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"). The Corporation is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The consolidated financial statements of the Fund include the accounts of the Fund and Scudder Precious Metals, Inc., a wholly-owned subsidiary of the Corporation, whose principal assets are precious metals. All intercompany accounts and transactions have been eliminated.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Precious Metals Valuation. Gold bullion will be valued on quotations obtained from U.S. dealers and on the London afternoon gold price. Precious metals other than gold will be valued on current prices provided by market makers.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.


                             19 - Scudder Gold Fund

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased precious metals futures as a temporary substitute for purchasing precious metals.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required. At June 30, 1998, the Fund had a net tax basis capital

                             20 - Scudder Gold Fund
loss carryforward of approximately $23,275,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2006, whichever occurs first. In addition, from November 1, 1997 through June 30, 1998, the Fund incurred approximately $27,220,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 1999.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in passive foreign investment companies. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment security and precious metals transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for both tax and financial reporting purposes.

                             B. Purchases and Sales

For the year ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $119,520,338 and $78,849,656, respectively. During the year ended June 30, 1998, purchases and sales of gold aggregated $11,473,455 and $21,319,187, respectively.

The aggregate face value of futures contracts opened and closed during the twelve months ended June 30, 1998 was $11,257,108 and $9,759,850, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

                             21 - Scudder Gold Fund

Under the Investment Management Agreement with Scudder Kemper, the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's average net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended June 30, 1998, the fee pursuant to these agreements aggregated $1,471,427.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent. For the year ended June 30, 1998, the amount charged to the Fund by SSC aggregated $487,250, of which $37,045 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $19,391, of which $1,627 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $67,605, of which $5,332 is unpaid at June 30, 1998.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Directors' fees and expenses aggregated $47,652.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

               E. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the period ended June 30, 1998 is as follows:


      Affiliate                   Purchases        Sales         Dividend           Market
                                   Cost ($)       Cost ($)       Income ($)        Value ($)
   ------------------------------------------------------------------------------------------
   Golden Knight Resources Inc.   1,336,405      4,985,092          --             451,225
   Piedmont Mining Co.                   --        249,375          --             100,540
   International Roraima                 --             --          --              67,276
                                  -----------------------------------------------------------
                                  1,336,405      5,234,467          --             619,041
                                  ===========================================================

                             22 - Scudder Gold Fund

                        Report of Independent Accountants
                                 Tax Information


To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Gold Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
August 19, 1998


                             23 - Scudder Gold Fund

                             Officers and Directors


Daniel Pierce*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive Officer
and Director, Scientific Learning
Corporation

William T. Burgin
Director; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; Private Equity Investor

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Jerard K. Hartman*
Vice President

Clay L. Hoes*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary




                        *Scudder Kemper Investments, Inc.


                             24 - Scudder Gold Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             25 - Scudder Gold Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             26 - Scudder Gold Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             27 - Scudder Gold Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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